                             LEASE FOR REAL ESTATE                  L-1969C
                        PART ONE OF A TWO PART AGREEMENT          (Rev. 1/78)

      This form recommended and approved for, but not restricted to use by members of the Pennsylvania Association of Realtors(R) when used with an approved addendum attached hereto.

------------------------------Agent For The Lessor------------------------------
     HARTSVILLE REALTY, LTD
     1158 N. YORK ROAD
     WARMINSTER, PA. 18974
--------------------------------------------------------------------------------

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
PRINCIPALS
 (1-78)

This Agreement, made this                    21st                    day of                 SEPTEMBER     A.D.    1998
                         --------------------------------------------       ------------------------------          --------------
Between            JOSEPH & ANDREA MANNINO
       ---------------------------------------------------------------------------------------------------------------------------
                                                                                                    hereinafter called Lessor, and
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          COLLECTABLE CONCEPTS GROUP, INC.                                                              hereinafter called Lessee,
-------------------------------------------------------------------------------------------------------
PROPERTY
(11-74)

1.   (a)  WITNESSETH: Lessor agrees to let unto the Lessee premises being known as
                                                                                   -----------------------------------------------
     1600 LOWER STATE ROAD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            in the
----------------------------------------------------------------------------------------------------------------------------
TOWNSHIP                  of                 DOYLESTOWN                  , County of               BUCKS          , State of Penna.
--------------------------   --------------------------------------------           ------------------------------
with improvements consisting of    APPROXIMATELY 2,000 SQ. FT. STAND ALONE BUILDING
                               ---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
upon the following terms and conditions to wit:
     (b)  Total rental for entire term payable to Lessor                                                                $   60,480
                                                                                                                        ----------
     (c)  Payments in advance [X] Monthly [ ]         in amount of:                                                     $    1,600
                                             ---------                                                                  ----------
     (d)  Cash or check to be paid before possession by Lessee which is to be applied on account as follows:
          Advance rent  10/1    1998   to  11/1  1998                     Paid $         Due $  1,600
                      ----------  ----   --------  ----                         --------     --------
          On account of final payment of rent                             Paid $         Due $  1,600
                                             ----------------------------       --------     --------
          Security deposit (see par. 1 (f))                               Paid $         Due $  1,600
                                            -----------------------------       --------     --------
          Credit report                                                   Paid $         Due $
                       --------------------------------------------------       --------     --------
                                                                          Paid $         Due $
          ---------------------------------------------------------------       ========     ========
                              Totals - Paid to date.......................Paid $  -0-
                                                                                --------
                              Balance due before possession..............................Due $  4,800
                                                                                             --------
     (e)  Adjusted payment of rent until regular due date, if any                                                       $      -0-
                                                                                                                        ----------
     (f)  Security deposit                                                                                              $    1,600
                                                                                                                        ----------
     (g)  Late charge if rent not paid within grace period                                                              $       80
                                                                                                                        ----------
     (h)  Due date for each payment     1ST DAY OF EACH MONTH, LATE AFTER 5 DAYS
                                   -----------------------------------------------------------------------------------------------
     (i)  Term of this lease  3 YEARS WITH 3 YEARS OPTION TO RENEW
                            ------------------------------------------------------------------------------------------------------
     (j)  Commencement date of lease                   1ST                  day of                OCTOBER              A.D. 1998
                                    ----------------------------------------      -------------------------------------       ----
     (k)  Expiration date of lease                    30TH                  day of               SEPTEMBER             A.D. 2001
                                    ----------------------------------------      -------------------------------------       ----
     (l)  Required written notice to terminate this lease        90 DAYS
                                                         -------------------------------------------------------------------------
     (m)  Renewal term if not terminated by either party     MUST BE NEGOTIATED
                                                         -------------------------------------------------------------------------
     (n)  Lessee will occupy premises ONLY as          OFFICE
                                             -------------------------------------------------------------------------------------
     (o)  Maximum number of occupants under this lease            6
                                                       ---------------------------------------------------------------------------
     (p)  Payments to be made promptly when due in lawful money of the United States of America to           [ ] Lessor  [X] Agent

     (q)  Utilities & services to be supplied as follows:

          Lessor will supply:  [ ] cold water,  [ ] hot water,  [ ] gas,  [ ] heat,   [ ] electric,   [ ] lawn care,

               [ ] snow removal,  [ ] janitor service,   [ ] yearly oil burner cleaning,    [ ] cesspool cleaning,   [ ]
                                                                                                                        ----------
               [ ] Lawn & Shrubbery care.    [ ]
                                                 ---------------------------------------------------------------------------------
          Lessee will supply:  [X] cold water,  [X] hot water,  [X] gas,  [X] heat,   [X] electric,   [X] lawn care,

               [X] snow removal,                                                                   [ ] yearly oil burner cleaning,

               [X] cesspool cleaning,   [X] Lawn & Shrubbery care.    [ ]
                                                                         ---------------------------------------------------------
     (r)  Notwithstanding anything herein to the contrary, Lessee will pay cost of any or all repairs of any kind whatsoever, occurring after commencement of this lease where the individual cost of each repair is less than $ SEE RIDER
                                                                                                            ----------------------
     (s)  No pets or animals of any kind whatsoever will be permitted on or within the herein described premises excepting
                                                                                                                           -------
                    NONE
          ------------------------------------------------------------------------------------------------------------------------

SPECIAL
CLAUSES

2.   SEE ATTACHED RIDER.

     SELLER AGREES TO CREDIT TENANT $400.00 PER MONTH FOR REMODELING FOR EACH OF
     THE MONTHS OF OCTOBER, NOVEMBER, AND DECEMBER. FOR A TOTAL OF $1,200

     THREE YEAR OPTION IF ELECTED WILL HAVE RENT INCREASES AT $80.00 PER MONTH
     FOR EACH YEAR. A TOTAL OF $960 PER  YEAR

     BEGINNING OCTOBER 1, 1999, RENT WILL BE $1,680 PER MONTH.

     BEGINNING OCTOBER 1, 2000, RENT WILL BE $1,760 PER MONTH.


ADDENDUM

3.   The Lessor and Lessee agree for themselves, their respective heirs and successors and assigns to the herein described terms and also to those set forth in the addendum attached hereto entitled "TERMS AND CONDITIONS," (PART TWO) all of which are to be regarded as binding and as strict legal conditions.

INITIALS

     LESSEE                LESSEE                LESSEE                LESSOR                LESSOR               AGENT
           ----------------      ----------------      ---------------       ---------------        -------------      -----------

[LOGO]                                                                      COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS(R) 1978
                                                                                  COPIES: WHITE-LESSOR; YELLOW-AGENT; PINK-LESSEE;
                                                                                          BLUE-                               1/78


NOTICE TO PARTIES: WHEN SIGNED, THIS AGREEMENT IS A BINDING CONTRACT. Parties to this transaction are advised to consult an attorney before signing if they desire legal advice.

Approval
(7-86)

     IN WITNESS WHEREOF, the parties hereto, including to be legally bound hereby, have hereunder set their hands and seals the day and year first above written.

WITNESS AS                                                            LESSEE.................................................(SEAL)
TO LESSEE..........................................


WITNESS AS                                                            LESSEE.................................................(SEAL)
TO LESSEE..........................................


                                                                      LESSEE.................................................(SEAL)

The Lessor hereby approves this contract on this.......................day of....................................19..........and in
consideration of the services rendered in procuring the herein named Lessee and/or collection of rents as agreed and specified in part one of this lease, the Lessor agrees to pay the herein named agent a fee in the amount of..................................for obtaining Lessee together with a fee of...................for the collection of rents during the term, renewal or extension of this lease or additional lease with the herein named Lessee. Should the Lessee purchase the demised premises from the Lessor during the term of this lease, or during a renewal, extension or any additional lease between said parties for the demised premises, or within a reasonable period of time after the expiration of any such lease, the Lessor agrees to pay the agent, at the time of settlement, a sales fee of/from the specified sale price.


WITNESS AS                                                            LESSOR.................................................(SEAL)
TO LESSOR..........................................


WITNESS AS                                                            LESSOR.................................................(SEAL)
TO LESSOR..........................................


                                                                      AGENT BY.....................................................

LOGO


                             NON-RESIDENTIAL LEASE                          L-2C
                        PART TWO OF A TWO-PART AGREEMENT            (REV. 12-85)
                              TERMS AND CONDITIONS                   (MOD. 4-92)

         This form recommended and approved for, but not restricted to, use by members of the Pennsylvania Association of REALTORS(R)
             Copyright Pennsylvania Association of REALTORS(R) 1973


Special Clauses




Sewer Rent

    (d) Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewer system, and sewage treatment works servicing the demised premises in excess of the yearly minimum of such sewer charges, immediately when the same become due.

Condition of Pavement

    (e) Lessee shall be responsible for the condition of the curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice, and shall be, and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow or ice.

Security Deposit

 5. The "security deposit" specified in Par. #1. (f) shall be held by Agent as security for the performance of all the terms, covenants and conditions of this lease and for the cost of any trash removal, housecleaning and the cost of repairs and/or the correction of damage (which is, in excess of normal wear and tear); otherwise, the "security deposit" or any balance thereof shall be returned after the Lessee has vacated and left the premises in an acceptable condition (following a personal inspection by Lessor and/or Agent) and surrendered all keys to Agent. If the Lessor determines that any loss, damage or injury chargeable to the Lessee hereunder, exceeds the security deposit, the Lessor at his option, may retain the said sum as liquidated damages or may apply the sum against any actual loss, damage or injury and the balance thereof will be the responsibility of the Lessee. Lessor's determination of the amount, if any, to be returned to the Lessee shall be final. It is further understood and agreed that the said security deposit is not to be considered as the last payment under the lease, however the rights of the Lessor shall not be hindered to retain the security deposit, or a portion thereof as payment on account of uncollected rents, if any.

 The aforementioned "security deposit" shall be paid to the Agent who will deposit same in a separate custodial type account. Agent shall keep records of all funds so deposited as required in accordance with the Act of February 19, 1980, P.L. 15, No. 9, Section 604 (63 P.S. 455.604). Said account will be clearly identified as required indicating the date and from whom he received money, the date deposited, the date of withdrawals and other pertinent information concerning this transaction. It is understood and agreed that should the property herein mentioned be sold, exchanged, transferred or conveyed to a new owner, that at the time of settlement, any money held as a security deposit shall be transferred to the new owner or his agent, to be continued to be held as a security deposit.

Affirmative
Covenants of
Lessor

 6. (a) If the Lessee so desires, Lessor, if possible, may make available to Lessee, without charge, a space in the building for the storage of good and effects of Lessee. In consideration of the fact that no extra charge is made for the furnishing of such space by the Lessor, it is understood that Lessor shall not be liable for loss or damage to any stored goods through fire or theft or any cause whatever, and Lessee expressly releases Lessor as bailee or otherwise from all claims for any such loss or damage. It is further understood that the use of storage space by the Lessee shall be limited to the time of the Lessee's occupancy, and that goods left over thirty days after the expiration of Lessee's occupancy may be sold for storage charges at public or private sale without further notice to Lessee.

    (b) The Lessor may furnish additional service not herein provided for but any such service shall be gratuitous unless otherwise agreed and shall not be an obligation of the Lessor or part of the consideration for the rent.

Place of
Payment

 7. All rent shall be payable without prior notice or demand at the office of Lessor or Agent as specified in paragraph #1. (p.).

 8. Lessee covenants and agrees that he will without demand:

Affirmative
Covenants of
Lessee

    (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any charges, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by legal process in the same manner as rent due and in arrears.

Payment
of Rent
Late Charges

    (b) All rental payments are due and payable on the due date as specified in paragraph #1.(h) of this agreement or within five days thereafter (grace period) without penalty. However, after 5:00 P.M. on the fifth day after due date as aforementioned, any rental payment not paid in full will be subject to a late charge. Payments not made on or before 5:00 P.M. on the 30th day after due date, together with late charge, may be referred to Magistrate or Justice of the Peace for the collection and/or ejectment.

Cleaning,
Repairing, etc.

    (c) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all broken glass windows, doors, etc.; keep all waste and drain pipes open; repair all damages to plumbing and to the demised premises; in general, keep the same in as good order and repair as they are at the beginning of the term of this lease, reasonable wear and tear and damage by accidental fire or other casualty not occuring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

Requirements of
Public
Authorities
Fire
Surrender of
Possession

    (d) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

    (e) Use every reasonable precaution against fire.

    (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office, all keys for the demised premises, with all trash and personal belongings removed and building(s) broom-swept clean.

Notice of Fire,
etc.
Pay for Gas and
Electricity

    (g) Give to Lessor prompt written notice of any accident, fire or damage occuring on or to the demised premises.

    (h) Promptly pay for all gas and electricity, water, heat, lawn care and services consumed in the herein demised premises during the continuance of this lease if so specified in paragraph #1.(q); and should Lessee fail to make these payments when due, Lessor shall have the right to settle therefor, such sums to be considered additional rent and collectable from Lessee, as such, by distress or other process and to have all the priorities given by law to claims for rent.

Indemnification

    (i) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

Negative
Covenants of
Lessee
Use of
Premises
Assignment and
Subletting

 9. Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor:

    (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth in paragraph #1.(n)

    (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lease assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

Signs

    (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case projection or devise, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

Alterations
Improvements

    (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail to do so, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

Machinery

    (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

Weights
Fire Insurance

    (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

    (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies, whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have been benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions of covenants of this lease).

Removal
of Goods

    (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

Vacate Premises
Agency on
Renewal

    (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

10. The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises, prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor, and that should Lessee do so, or attempt to do so, that Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessee or to said agent, the Lessee assuming all responsibility for such action.

Lessee's Rights
Inspection of
Premises
Rules and
Regulations

11. Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

    (a) At 24 hr. notice unless an emergency by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

    (b) At any time or times and from time to time make such rules and regulations as in his judgement may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Lessee, from a part of his lease.

Sale, Rent,
Signs and
Prospects

    (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within six months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises Monday thru Saturday between the hours of 11:00 A.M. and 8:00 P.M. 24 hr. notice.

Discontinue
Service, etc.

12. (a) In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occuring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

    (b) If the damage caused as above be only partial and such that the premises can be restored to their former condition within 30 days, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. However, if more than 25% of Premises is untenantable, tenant has option to terminate.

Damage for
Interrupted Use

    (c) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

Representation
of Condition

13. The Lessor has let the demised premises in their present condition and without any representation on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that the Lessor is under no duty to make alterations at the time of letting or at any time thereafter.

Miscellaneous
Agreements and
Conditions

14. (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contracts of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease.

Effect of Repairs
or Rentals
Waiver of
Custom
Failure of Lessee
to Repair

    (b) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and further, that the failure of Lessor at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

    (c) In the event of the failure of Lessee promptly to perform the covenants of Par. #8.(c) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

Remedies of
Lessor

15. If the Lessee

    (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or

    (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

    (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the than current term, above mentioned; or

    (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any due process of law, then and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor;

    (d1) The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all instruments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-leasee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay unpaid balance of rent due hereunder; or in the event of any of the foregoing at any time at the option of Lessor;

    (d2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition; term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

16. In the event of any default as aforesaid, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

Further
Remedies of
Lessor

    (a) May lease said premises or any part of parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

    (b) Any re-entry or re-letting by Lessee under the terms hereof shall be without prejudice to Lessor's claim for damages and shall under no circumstances release Lessee from liability for such damages arising out of the breach of any of the covenants, terms and conditions of this lease.

Zoning

17. It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance, or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

Confession of
Judgement

18. If rent and/or charges hereby reserved as rent shall remain unpaid on any day when the same should be paid Lessee hereby empowers any Prothonotary or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges or expenses, and in said suits or in said amicable action or actions to confess judgment against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with an attorney's commission of 15%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

Ejectment

19. When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejection against Lessee and all persons claiming under Lessee for the recovery of possession of the herein demised premises, for which this lease shall be his sufficient warrant.

whereupon, if Lessor so desires, a writ of habere facias possessionem may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee. Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

Affidavit of Default

20. In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

Remedies Cumulative

21. All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of its remedies or action against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

Subordination

22. This Agreement of Lease and all of its terms, covenants, and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

Condemnation

23. In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemened or shall cease if the entire premises be so taken. However if more than 25% of the premises is taken, tenant shall have the option to terminate this lease. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shalll be entitled to 10 days notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

Termination of Lease

24. It is hereby mutually agreed that either party hereto may determine this lease at the end of the said term by giving to the other party prior written notice thereof in accordance with paragraph #1.(1), but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration or the term hereof as are herein contained for a further period as specified in paragraph #1.(m), and so on from renewal to renewal unless or until termination by either party hereto, giving the other the aforementioned written notice for renewal previous to expiration of the then current term; PROVIDED, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of its intention to change the terms and conditions of this lease, and Lessee shall not within thirty days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or
(b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

Inability to give Possession

25. If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

Additional Rent

26. Lessee agrees to pay as additional rent any and all sums which may become due by reason of the failure of Lessee to comply with any of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and also any and all damages to the demised premises caused by any act or neglect of the Lessee, his guests, agents, employees or other occupants of the demised premises.

Notices

27. All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must be given by certified mail, and as against Lessor the only admissable evidence that notice has been given by Lessee shall be a certified return receipt signed by Lessor or his agent. The same for both.

Rights to Enforce Defination of Lessor and Lessee

28. The Lessor shall have the right, at all times, to enforce any or all the convenants and provisions of this lease, notwithstanding the failure of the Lessor at any previous time, or times, to enforce his rights under any of the convenants and provisions of this lease.

29. The word "Lessor" as used herein, shall include the Owner and the Landlord, whether Person, Firm or Corporation, as well as the Heirs, Executors, Administrators, Successors and Assigns each of whom shall have the same rights, remedies, powers, privileges and obligations as though he, she, it or they had originally signed this lease as Lessor, including the right to proceed in his, her, its, or their own name to enter judgment by confession, or otherwise. The word "Lessee" as used herein, shall include Tenant, whether Person, Firm or Corporation, as well as the Heirs, Executors, Administrators, Successors and Assigns, each of whom shall have the same rights, remedies, powers, privileges, and shall have no other liabilities, rights, privileges or powers than he, she, it or they would have been under or possessed had he, she, it or they originally signed this lease as Lessee.

Agent

30. It is expressly understood and agreed between the parties hereto that the herein named agent, his salesmen and employees or any officer or partner of agent and any cooperating broker and his salesmen and employees and any officer or partner of the cooperating broker are acting as agent only and will in no case whatsoever be held liable either jointly or severally to either party for the performance of any term of convenant of this agreement or for damages for the nonperformance thereof.

Heirs and Assignees

31. All rights and liabilities herein given to, or imposed upon, or waivers of the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be than deemed taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment of such assignee has been approved by Lessor in writing as aforesaid.

Lease Contains Entire Agreement

32. The Lessor and Lessee hereby agree that this lease sets forth all the promises, agreements, conditions and understandings between the Lessor, or his Agent, and the Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth, and any subsequent alteration, amendment, change or addition to this lease shall not be binding upon the Lessor or Lessee unless reduced to writing and signed by them.

Severability (11-74)

33. If any section, subsection, sentence, clause phrase or requirement of this lease is contrary to law or laws subsequently enacted, or should be found contrary to laws during the term or any renewal or extension thereof, the validity of the remaining portions shall not be affected thereby. The parties hereby agree that they would have agreed to each section, subsection, clause sentence, phrase or requirement herein irrespective of the fact that one or more section, subsection sentence, clause, phrase or requirement was contrary to law or during the term or any renewal or extension thereof or are found to be contrary to the law.

Descriptive Heading

34. The descriptive headings used herein are for convenience only and they are not intended to indicate all of the matter in the sections which follow them. Accordingly, they shall have no effect whatsoever in determining the rights or obligations of the parties.

NOTICE TO PARTIES: WHEN SIGNED, THIS AGREEMENT IS A BINDING CONTRACT. Parties to this transaction are advised to consult an attorney before signing if they desire legal advice.

Approval (7-86)

         IN WITNESS WHEREOF, the parties hereto, including to be legally bound hereby, have hereunder set their hands and seals the day and year first above written.

WITNESS AS                                LESSEE /s/ xxxxxxxxx            (SEAL)
TO LESSEE  /s/ xxxxxxxxxxxxxx                    -------------------------
           --------------------------            President


WITNESS AS                                LESSEE /s/ xxxxxxxxx            (SEAL)
TO LESSEE                                        -------------------------
           --------------------------            Secretary Treasurer


                                          LESSEE                          (SEAL)
                                                 -------------------------


The Lessor hereby approves this contract on this ____________ day of __________ 19__ and in consideration of the services rendered in procuring the herein named Lessee and/or collection of rents as agreed and specified in part one of this lease, the Lessor agrees to pay the herein named agent a fee in the amount of _________ for obtaining LEssee together with a fee of _____________ for the collection of rents during the term, renewal or extension of this lease or additional lease with the herein named Lessee. Should the Lessee purchase the demised premises from the Lessor during the term of this lease, or during a renewal, extension or any additional lease between said parties for the demised premises, or within a reasonable period of time after the expiration of any such lease, the Lessor agrees to pay the agent, at the time of settlement, a sale fee of/from the specified sale price.

WITNESS AS                                LESSOR /s/ xxxxxxxxx            (SEAL)
TO LESSOR  /s/ xxxxxxxxxxxxxx                    -------------------------
           --------------------------


WITNESS AS                                LESSOR /s/ xxxxxxxxx            (SEAL)
TO LESSOR                                        -------------------------
           --------------------------


                                          AGENT BY
                                                  ------------------------

                                     RIDER

RIDER, attached to and forming part of a Lease Agreement dated as of September 21, 1998 between Joseph & Andrea Mannino as Lessor and
Lessee's for Premises situated at and known as 1600 Lower State Road, Doylestown, PA. 18901.

INTERPRETATION: This Rider and the Lease Agreement of which it forms a part are to be considered one document. Where the contents of this Rider and the Lease Agreements are contradictory or inconsistent, the contents of this Rider shall be deemed to supersede the Lease Agreement. To the extent the Lease Agreement is not amended or affected by this Rider, it shall remain in full force and effect.

INSURANCE: Lessee shall maintain, at its sole cost and expense, during the entire term hereof, comprehensive general liability insurance against injury, death or damage to person or property on the demised Premises or from acts of Lessee, its agents or employees, in amounts not less than $1,000,000.00 for personal injury and $250,000 for property damage. Said policy shall name lessor and any mortgagees of the Premises as additional insured parties. Lessor will maintain insurance on the building at their expense.

REPAIRS: Tenant obligations under this clause shall be limited to $300.00 per occurrence. Landlord shall be responsible for all repairs in excess of $300.00.

TENANT's OBLIGATIONS, By entry hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations) including without limitation, the maintenance, and repair of any storefront, doors, window casements, glazing, heating and air conditioning system if there is an air conditioning system. Tenant shall be responsible for repairs and maintenance on said system, plumbing, well, pipes, electrical wiring and conduits. Landlord reserves the right to inspect and repair said system at Tenant's expense which, unless paid, constituted default. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear, and damage from casualties covered by Landlord's building insurance excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

LANDLORD'S OBLIGATIONS: Notwithstanding the provisions of Article hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the exterior walls unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, invitees, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for 5 Business Days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

ALTERATIONS AND IMPROVEMENTS: Lessee may make such alterations and improvements to the demised Premises as it sees fit at its sole cost and expense, provided that (i) the structural integrity of the building is not adversely affected thereby: (ii) Lessee shall obtain Lessor's prior approval of all plans and specifications (except for cosmetic repairs and redecorating); (iii) Lessee obtains all necessary permits and approval from all local and state agencies having jurisdictions; (iv) each and every contractor and subcontractor performing work on the job shall have executed and filed a valid Waiver of Mechanics Liens in the office of the Prothonotary of Montgomery County; (v) each contractor and subcontractor shall provide Lessor with evidence of adequate Workers Compensation Insurance and general liability insurance not less than $1,000,000.00 for personal injury and $100,000 for property damage, (vi) all laws, statues, ordinances, rules, regulations and requirements of governmental agencies and insurance companies complied with; and (vii) all such alterations and improvements are done in first class and workmanlike manner and in accordance with the plans and specifications apprised by Lessor. At termination of the Lease, all alterations and improvements become the property of the Lessor. At the termination of this Lease, all trade fixtures shall continue to be Lessee's property and may be removed from the premises; otherwise, at the option of Lessee, if the alterations and improvements are left at the premises after Lessee vacates, these items shall become the property of the Lessor. All trade fixtures shall remain Lessee's property and may be removed at the termination of this Lease.

ASSIGNMENT AND SUBLETTING: Lessee may not assign this lease or sublet all or a portion of THE Premises without first obtaining Lessor's consent in writing.

TRADE FIXTURES: Provided that Lessee is not therein default hereunder, at the termination of this Lease Lessee may remove its trade fixtures and equipment from the Premises. Lessee shall repair any damage to the Premises caused by the removal of said trade fixtures and equipment.

TAXES: Lessor will be responsible and pay for the Real Estate taxes.

UTILITIES: Lessee also will be responsible at their expense for the current septic system use. Currently we have a 2500 gallon holding tank which is emptied when it fills up.

HAZARDOUS MATERIALS: Lessee shall not store on the premises or utilize in its operation any materials, compounds or liquids that are highly flammable or hazardous to the health of humans in ordinary use. No oils, lubricating fluids, cleaning compounds or other petrochemical-based substances shall be deposited or disposed of in the septic system serving the premises or any sewer system to which it may be connected hereafter. All such materials shall be removed from the Premises once no longer used by Lessee in complicance with all statutes, regulations and ordinances of the federal, state and local government.

HOLD HARMLESS: Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim; provided however Tenant shall not indemnify and hold harmless landlord from any and all claims arising from landlord's negligence. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonable satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein or from the roof, street subsurface or from any place resulting from dampness or any other cause whatsoever, except that of landlords negligence Landlord or its agents shall not be liable for interference with the light, air, or for any defect in the Premises.

AUTHORITY OF TENANT: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation.

The terms of this Addendum have been agreed to by the parties to this Lease as of the day and year first above written in the Lease Agreement.

RIGHT OF FIRST REFUSAL: 1. As a material consideration for entering this Lease Agreement Tenant shall at all times during the initial lease term and subsequent terms have the Right of First Refusal to purchase the "Property" constituting the Leasehold Premises and surrounding acreage, known as 1600 Lower State Road, Doylestown, Pennsylvania, together with all improvements (i.e. a 2,000 square foot stand-alone building, parking area, lawn, etc.).

                        2. Under this provision, the Owner is obligated to notify Tenant in writing, via certified mail, of any pending ownership change. Notification will be deemed effective upon confirmed receipt of the certified mail. A "pending ownership change" will constitute a bona fide offer in writing for transfer or sale of the Property from a good faith purchaser/transferee unaffiliated to the Owner, Tenant will not be obligated to exercise its Right of First Refusal until receiving notification of a "pending ownership change". Under no circumstances shall the "Property" be sold or transferred without first permitting the Tenant to exorcise its Right of First Refusal. Tenant shall have ninety (90) days from the date of notification to exercise its Right of First Refusal by matching the bona fide offer.


                                                          ----------------------
                                                          JOSEPH MANNINO, LESSOR


                                                          ----------------------
                                                          ANDREA MANNINO, LESSOR

                                                          ----------------------
                                                          WITNESS

                                                          ----------------------
                                                          LESSEE

                                                          ----------------------
                                                          WITNESS